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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 23, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                     001-15081                  94-1234979
________________________      ________________________      ___________________
(State of Incorporation)      (Commission File Number)      (IRS Employer
                                                            Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 23, 2007, Union Bank of California, N.A. (the "Bank"), a wholly owned subsidiary of UnionBanCal Corporation (the "Registrant"), issued $750 million in aggregate principal amount of Floating Rate Senior Bank Notes due 2009 (the "Senior Notes due 2009"). The Senior Notes due 2009 were issued to purchasers at a price of 100%, resulting in proceeds to the Bank, after dealer discount, of $749,250,000. The Senior Notes due 2009 are not redeemable at the option of the Bank prior to maturity or subject to repayment at the option of the holders prior to maturity. The Senior Notes due 2009 will bear interest at a floating rate of 3-Month LIBOR plus 2 basis points, payable and reset quarterly on the 23rd of March, June, September and December of each year, with the first interest payment and interest reset date on June 23, 2007. The Senior Notes due 2009 will mature on March 23, 2009. The net proceeds from the sale of the Senior Notes due 2009 will be used by the Bank for general corporate purposes in the ordinary course of its business.

The Senior Notes due 2009 were issued as part of a bank note program established May 5, 2006 under which the Bank may issue, from time to time, senior bank notes with maturities ranging from seven days to and including one year from their respective dates of issue (the "Short Term Senior Notes"), senior bank notes with maturities of more than one year from their respective dates of issue (the "Medium Term Senior Notes" and, together with the Short Term Senior Notes, the "Senior Notes") and subordinated bank notes with maturities of five years or more from their respective dates of issue (the "Subordinated Notes" and, together with the Senior Notes, the "Notes"). Under the current authorizations, the Bank has authorized the issuance, offer and sale from time to time of Notes, subject to the limitations that (i) not more than $4 billion (or the equivalent thereof in other currencies) aggregate principal amount of Notes with maturities of more than 270 days from their respective dates of issue may be issued; and
(ii) Short Term Senior Notes having maturities ranging from seven days to 270 days from their respective dates of issue may be issued from time to time and may be outstanding at any one time in an aggregate maximum principal amount equal to $2 billion (or the equivalent thereof in other currencies) minus the aggregate principal amount of Notes in excess of $2 billion having maturities of more than 270 days from their respective dates of issue which have been issued (whether or not then outstanding).

After issuing the Senior Notes due 2009 and $700 million of the Bank's 5.95% Subordinated Bank Notes due 2016 (issued on May 11, 2006 and described in the Registrant's Current Report on Form 8-K dated May 11, 2006), there is $2.55 billion available for issuance under the program.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   March 26, 2007


                                 UNIONBANCAL CORPORATION


                                 By: /s/ DAVID I. MATSON
                                     ___________________________________________
                                         David I. Matson
                                         Vice Chairman & Chief Financial Officer
                                         (Duly Authorized Officer)